UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

GOLD LAKES CORP.
(Exact name of registrant as specified in charter)

Nevada	000-52814	74-3207964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 Enterprise Parkway, Suite 340 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

(216) 916-9303

Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 – Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2016, Gold Lakes Corp. (the "Company") entered into a Contracting Agreement (the "Agreement") with Canadian Exploration Services Limited, a Canadian corporation ("CXS"), for contracting services in furtherance of the Company's planned Exploration Program on the Big Monty Claims in Ontario, Canada. The term of the Agreement will extend until the planned work is completed, which is estimated to be on or around February 28, 2017.

Pursuant to the Agreement, CXS will provide the Company with supervisory and logistical support in completion of the Company's mineral exploration program. Specifically, CXS will (1) review existing data, including reports supplied by the Company, assessment work filed in the resident geologist's office, and government generated reports and maps, (2) obtain raw geophysical data for the airborne Mag survey for re-interpretation and re-processing, (3) check the access to the property and assess the costs of upgrading old roads and trails to the western core of the claim group, (4) compile all data into a digital property database, (5) conduct a non-permitted preliminary field program, which will involve checking areas of interest, general mapping, possible manual stripping and cleaning of old trenches and pits, and preparing progress reports and work permits, and (6) conduct an advanced field program (upon receipt of a work permit), which will involve possible backhoe stripping, line cutting, mapping and ground geophysics, diamond drilling of 10 holes (3,000 meters), drill core, assaying and assessment reports. The total estimated cost of the exploration work to be performed under the Agreement is $514,650CAD.

The Company agreed to pay to CXS a sum of $20,000CAD as a deposit on the planned services under the Agreement, which will be credited to the Company's account and deducted from future invoices. CSX agreed that, for a period of 2 years following the date of the Agreement, CXS (or any persons working on behalf of CSX, including employees and sub-contractors) will not stake, purchase, option or otherwise acquire any interest in mineral claims located within two kilometers of the existing boundary of the Big Monty Property.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement itself, which is filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1*	Contracting Agreement dated August 8, 2016, by and between Gold Lakes Corp. and Canadian Exploration Services Limited.

____________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD LAKES CORP.

Date: August 17, 2016	By:	/s/ Christopher P. Vallos
Christopher P. Vallos, Director

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